UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 25, 2004

     GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of June 1, 2004 providing for the issuance of GSAA Home Equity Trust 2004-4, Asset Backed Certificates, Series 2004-4)

                           GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-100818-38              13-6357101
(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)             File Number)          Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of GSAA Home Equity Trust 2004-4, Asset Backed Certificates, Series 2004-4 pursuant to the terms of the Trust Agreement, dated as of June 1, 2004 among GS Mortgage Securities Corp., as Depositor, and JPMorgan Chase Bank, as Trustee.

   On October 25, 2004 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.

Item 9.1 Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on October 25, 2004 is filed as
               Exhibit 99.1 hereto.

GSAA Home Equity Trust 2004-4,
Asset Backed Certificates, Series 2004-4
----------------------------------------------------------------------------

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein


Date: October 28, 2004        By: /s/  Thomas Venusti
                          --------------------------------------------
                               Thomas Venusti
                             Assistant Vice President

                               EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         October 25, 2004

Exhibit 99.1
Monthly Certificateholder Statement on October 25, 2004


                         GSAA Home Equity Trust 2004-4
                         Statement To Certificateholders
                                  October 25, 2004

----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal          Interest       Total        Losses        Interest     Balance
----------------------------------------------------------------------------------------------------------------------------------
A1        145,084,000.00   134,802,402.17    3,406,897.81    234,855.74    3,641,753.55       0.00       0.00      131,395,504.36
A2A       102,801,000.00    92,519,473.04    3,406,874.33    143,199.58    3,550,073.91       0.00       0.00       89,112,598.71
A2B        42,282,000.00    42,282,000.00            0.00     78,597.54       78,597.54       0.00       0.00       42,282,000.00
M1          6,431,000.00     6,431,000.00            0.00     12,454.70       12,454.70       0.00       0.00        6,431,000.00
M2          9,411,000.00     9,411,000.00            0.00     22,983.75       22,983.75       0.00       0.00        9,411,000.00
M3          4,704,000.00     4,704,000.00            0.00     14,963.95       14,963.95       0.00       0.00        4,704,000.00
X           2,980,972.00     2,979,993.51            0.00    787,253.42      787,253.42    -100.18       0.00        2,980,093.69
P                   0.00             0.00            0.00     16,109.38       16,109.38       0.00       0.00                0.00
R                   0.00             0.00            0.00          0.00            0.00       0.00       0.00                0.00
TOTALS    313,693,972.00   293,129,868.72    6,813,772.14  1,310,418.06    8,124,190.20    -100.18       0.00      286,316,196.76
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Current
                         Beginning                                                      Ending             Class   Pass-thru
Class     CUSIP         Principal          Principal       Interest       Total        Principal                   Rate (%)
----------------------------------------------------------------------------------------------------------------------------------
A1       36228F4F0       929.13348247    23.48224346       1.61875700    25.10100045      905.65123901      A1      2.240000 %
A2A      36228F4G8       899.98611920    33.14047850       1.39297847    34.53345697      866.84564070      A2A     1.990000 %
A2B      36228F4H6     1,000.00000000     0.00000000       1.85888889     1.85888889    1,000.00000000      A2B     2.390000 %
M1       36228F4J2     1,000.00000000     0.00000000       1.93666615     1.93666615    1,000.00000000      M1      2.490000 %
M2       36228F4K9     1,000.00000000     0.00000000       2.44222187     2.44222187    1,000.00000000      M2      3.140000 %
M3       36228F4L7     1,000.00000000     0.00000000       3.18111182     3.18111182    1,000.00000000      M3      4.090000 %
X                        999.67175472     0.00000000     264.09285964   264.09285964      999.70536120      X       0.000000 %
TOTALS                   934.44533489    21.72108089       4.17737724    25.89845813      912.72457336
---------------------------------------------------------------------------------------------------------------------------------


If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                 Belen Bautista
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930
                     ---------------------------------------

Section 4.02(i)                Principal Payments
                                                     Scheduled Principal Collected                        111,834.13
                                                     Payoff Principal                                   6,627,876.83
                                                     Curtailments & Principal Adj                          74,061.18
                                                     Principal Insurance Proceeds                               0.00
                                                     Principal Condemnation Proceeds                            0.00
                                                     Principal Liquidation Proceeds                             0.00
                                                     Purchased Mortgage Loans                                   0.00
                                                     Substitution Adjustments                                   0.00
                                                     Subsequent Recoveries                                      0.00
                               Total Principal Payments                                                 6,813,772.14


Section 4.02(iii)              Interest Payments of Offered Certificates
                                                     Class A1                                             234,855.74
                                                     Class A2A                                            143,199.58
                                                     Class A2B                                             78,597.54
                                                     Class M1                                              12,454.70
                                                     Class M2                                              22,983.75
                                                     Class M3                                              14,963.95
                               Total Interest Payments                                                    507,055.27

                               Unpaid Interest Amounts included in Distribution
                                                     Class A1                                                   0.00
                                                     Class A2A                                                  0.00
                                                     Class A2B                                                  0.00
                                                     Class M1                                                   0.00
                                                     Class M2                                                   0.00
                                                     Class M3                                                   0.00
                               Total Unpaid Interest Amounts                                                    0.00

                               Remaining Unpaid Interest Amounts after distribution
                                                     Class A1                                                   0.00
                                                     Class A2A                                                  0.00
                                                     Class A2B                                                  0.00
                                                     Class M1                                                   0.00
                                                     Class M2                                                   0.00
                                                     Class M3                                                   0.00
                               Total Remaining Unpaid Interest Amounts                                          0.00

                               Basis Risk Carry Forward Amounts for the Distribution Date
                                                     Class A1                                                   0.00
                                                     Class A2A                                                  0.00
                                                     Class A2B                                                  0.00
                                                     Class M1                                                   0.00
                                                     Class M2                                                   0.00
                                                     Class M3                                                   0.00
                               Total Basis Risk Carry Forward Amounts                                           0.00


                               Basis Risk Carry Forward Amounts covered by withdrawals from Excess Reserve Fund Account
                                                     Class A1                                                              0.00
                                                     Class A2A                                                             0.00
                                                     Class A2B                                                             0.00
                                                     Class M1                                                              0.00
                                                     Class M2                                                              0.00
                                                     Class M3                                                              0.00
                               Total Basis Risk Carry Forward Amounts covered                                              0.00

Section 4.02(iii)              Principal Shortfalls
                                                     Class A1                                                              0.00
                                                     Class A2A                                                             0.00
                                                     Class A2B                                                             0.00
                                                     Class M1                                                              0.00
                                                     Class M2                                                              0.00
                                                     Class M3                                                              0.00
                               Total Principal Shortfalls                                                                  0.00

                               Interest Shortfalls
                                                     Class A1                                                              0.00
                                                     Class A2A                                                             0.00
                                                     Class A2B                                                             0.00
                                                     Class M1                                                              0.00
                                                     Class M2                                                              0.00
                                                     Class M3                                                              0.00
                               Total Interest Shortfalls                                                                   0.00

                               Basis Risk Carry Forward Amount not covered by Excess Reserve Fund Account
                                                     Class A1                                                              0.00
                                                     Class A2A                                                             0.00
                                                     Class A2B                                                             0.00
                                                     Class M1                                                              0.00
                                                     Class M2                                                              0.00
                                                     Class M3                                                              0.00
                               Total Basis Risk Carry Forward Amount not covered                                           0.00


Section 4.02(iv)               Ending Class Certificate Balance of each class of Offered Certificates
                                                     Class A1                                                         131,395,504.36
                                                     Class A2A                                                         89,112,598.71
                                                     Class A2B                                                         42,282,000.00
                                                     Class M1                                                           6,431,000.00
                                                     Class M2                                                           9,411,000.00
                                                     Class M3                                                           4,704,000.00
                               Total Ending Class Certificate Balance                                                 283,336,103.06


Section 4.02(v)                Pool Stated Principal Balance
                                                     Beginning Stated Balance:                                        293,129,968.89
                                                     Ending Stated Balance:                                           286,316,196.75


Section 4.02(vi)               Servicing Fees paid to or retained by the Servicer                                          99,859.97


Section 4.02(vii)              Pass-Through Rate for each Class of Offered Certificates
                                                     Class A1                                                               2.240000
                                                     Class A2A                                                              1.990000
                                                     Class A2B                                                              2.390000
                                                     Class M1                                                               2.490000
                                                     Class M2                                                               3.140000
                                                     Class M3                                                               4.090000


Section 4.02(viii)             Amount of Advances included in the distribution                                                  0.00
                               Aggregate Amount of Advances reported by Servicer or Trustee                                     0.00


Loans Delinquent
                                                 Group 1
                                                                                           Principal
                                                Category              Number                Balance               Percentage
                                                1 Month                         3               893,473.24                  0.31 %
                                                2 Month                         1               750,000.00                  0.26 %
                                                3 Month                         0                     0.00                  0.00 %
                                                 Total                          4             1,643,473.24                  0.57 %

                                                 Group Totals
                                                                                           Principal
                                                Category              Number                Balance               Percentage
                                                1 Month                         3               893,473.24                  0.31 %
                                                2 Month                         1               750,000.00                  0.26 %
                                                3 Month                         0                     0.00                  0.00 %
                                                 Total                          4             1,643,473.24                  0.57 %

                                                Please Note: Delinquency Numbers Do Not Include Bankruptcies and Foreclosures

Loans have become REO Property
                                                 Group 1
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           0                    0.00                  0.00 %
                                                Group Totals
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           0                    0.00                  0.00 %
Loans in Foreclosures

                                                                     Loans in Foreclosure
                                                 Group 1
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           1              116,000.00                  0.04 %
                                                Group Totals
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           1              116,000.00                  0.04 %
Loans in Bankruptcy
                                                                     Loans in Bankruptcy

                                                 Group 1
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           3              650,581.61                  0.23 %
                                                Group Totals
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           3              650,581.61                  0.23 %


Section 4.02(x)                Aggregate Monthly Payments due on all Outstanding Mortgage Loans
                                                     Preceding 1 calendar month                              9,566,055.91
                                                     Preceding 2 calendar month                              7,667,009.37
                                                     Preceding 3 calendar month                              7,404,873.44
                                                     Preceding 4 calendar month                                       N/A
                                                     Preceding 5 calendar month                                       N/A
                                                     Preceding 6 calendar month                                       N/A
                                                     Preceding 7 calendar month                                       N/A
                                                     Preceding 8 calendar month                                       N/A
                                                     Preceding 9 calendar month                                       N/A
                                                     Preceding 10 calendar month                                      N/A
                                                     Preceding 11 calendar month                                      N/A
                                                     Preceding 12 calendar month                                      N/A

                               Monthly Payments delinquent 60 days or more
                                                     Preceding 1 calendar month                                116,000.00
                                                     Preceding 2 calendar month                                510,000.00
                                                     Preceding 3 calendar month                                      0.00
                                                     Preceding 4 calendar month                                       N/A
                                                     Preceding 5 calendar month                                       N/A
                                                     Preceding 6 calendar month                                       N/A
                                                     Preceding 7 calendar month                                       N/A
                                                     Preceding 8 calendar month                                       N/A
                                                     Preceding 9 calendar month                                       N/A
                                                     Preceding 10 calendar month                                      N/A
                                                     Preceding 11 calendar month                                      N/A
                                                     Preceding 12 calendar month                                      N/A


Section 4.02(xi)          Details of Mortgage Loans became REO Property during the preceding calendar month
                          (Please refer to the attached report)

Section 4.02(xii)         Details of Mortgage Loans became REO Property


Section 4.02(xiii)       Has a Trigger Event Occurred?                                                                            NO

                         Details of Delinquency Trigger
                                               Current rolling three month delinquency average                            0.156917 %
                                               Prior Period Senior Enhancement Percentage                                 8.025823 %
                                               Trigger Threshold (40% of Prior Period Senior Enhancement Percentage)      3.210329 %

                         Details of Cumulative Realized Losses Trigger
                                               Cumulative Realized Losses to original pool balance                        0.000000 %
                                               Cumulative Realized Losses Threshold                                       0.000000 %


Section 4.02(xiv)        Deposit in the Excess Reserve Fund Account (after distribution)                                        0.00

Section 4.02(xv)         Aggregate amount of Applied Realized Loss Amounts incurred during the preceding calendar month         0.00
                         Aggregate amount of Applied Realized Loss Amounts incurred through this Distribution Date              0.00

Section 4.02(xvi)        Amount of Net Monthly Excess Cash Flow                                                           787,253.42
                         Net Monthly Excess Cash Flow allocated for Applied Realized Loss                                       0.00
                         Net Monthly Excess Cash Flow allocated for Unpaid Interest Amounts                                     0.00

Section 4.02(xvii)       Overcollateralization Amount                                                                   2,980,093.69
                         Specified Overcollateralized Amount                                                            2,980,093.69

Section 4.02(xviii)      Prepayment Premiums collected                                                                     16,109.38

Section 4.02(xix)        Interest Rate Cap Payment                                                                              0.00

Section 4.02(xx)         Amount distributed on Class X                                                                    787,253.42
                                               Class X Principal Payment                                                        0.00
                                               Class X Interest Payment                                                   787,253.42
                         Amount distributed on Class P                                                                     16,109.38
                         Amount distributed on Class R                                                                          0.00

Section 4.02(xxi)        Amount Subsequent Recoveries                                                                           0.00




                      Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.